UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

URGENT.LY INC.

(Exact name of registrant, as specified in its charter)

Delaware	001-41841	46-2848640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8609 Westwood Center Drive, Suite 810

Vienna, VA 22182

(Address of principal executive

offices)

Registrant's telephone number, including area code: (571) 350-3600

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ULY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Investors’ Rights Agreement

On October 18, 2023, in connection with the closing of the Merger (as defined in Item 2.01 of this Current Report on Form 8-K), Urgent.ly Inc. (the “Company”) and certain investors (the “Investors”) entered into the Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), which superseded and replaced the investors’ rights agreement between the Company and the Investors.

The Investors’ Rights Agreement provides, among other things, that subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, (1) at any time after 180 days following the closing of the Merger, Investors holding at least 40% of the Registrable Securities (as defined in the Investors’ Rights Agreement) then outstanding can request that the Company file a Form S-1 registration statement to register the offer and sale of their Registrable Securities and (2) at any time when the Company is eligible to file a registration statement on Form S-3, Investors holding at least 25% of the Registrable Securities then outstanding can request the Company register the offer and sale of their Registrable Securities on a registration statement on Form S-3. The Investors’ Rights Agreement also provides the Investors with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Investors’ Rights Agreement is qualified in its entirety by the full text of the Investors’ Rights Agreement, which is included as Exhibit 4.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 19, 2023, the Company completed its acquisition of Otonomo Technologies Ltd. (“Otonomo”) in accordance with the terms of the Agreement and Plan of Merger, dated as of February 9, 2023 (the “Merger Agreement”), by and among the Company, Otonomo, and U.O Odyssey Merger Sub Ltd., a company organized under the laws of the State of Israel and a direct wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which and subject to the terms and conditions thereof, Merger Sub merged with and into Otonomo, with Otonomo surviving as a direct wholly owned subsidiary of the Company that will continue to be governed by Israeli law (the “Merger”).

At the time at which the Merger became effective pursuant to the terms of the Merger Agreement (the “Effective Time”), upon the terms and subject to the conditions set forth in the Merger Agreement, the Company issued an aggregate of 5,427,789 shares of its common stock, par value $0.001 per share (the “Common Stock”), to former Otonomo shareholders, based on an exchange ratio of 0.51756 shares of Common Stock for each Otonomo ordinary share (excluding shares owned by Otonomo subsidiaries and shares to be canceled pursuant to the Merger Agreement) (the “Exchange Ratio”).

In addition, each outstanding restricted share unit award relating to Otonomo ordinary shares (an “Otonomo RSU”) granted under Otonomo’s 2021 Equity Incentive Plan (the “Otonomo Plan”) was assumed by the Company on the same terms and conditions as applied to the Otonomo RSU award immediately prior to the Effective Time and settled into a number of shares of Common Stock equal to the product obtained by multiplying (i) the number of Otonomo ordinary shares subject to the Otonomo RSU award immediately prior to the Effective Time by (ii) the Exchange Ratio. Such assumed Otonomo RSUs continue to be governed by the terms and conditions of the Otonomo Plan. Upon the closing of the Merger, the Company assumed the Otonomo Plan.

Immediately following the Merger, the Company’s existing securityholders owned 60.3% of the combined company on a fully diluted basis and Otonomo’s securityholders owned approximately 39.7% of the combined company.

The shares of the Common Stock issued to the shareholders of Otonomo were registered on the Company’s Registration Statement on Form S-4, as amended (the “S-4 Registration Statement”), that was declared effective by the Securities and Exchange Commission (“SEC”) on September 8, 2023.

The foregoing description of the Merger Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s periodic report on Form 10-Q filed by the Company on October 18, 2023, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Members

Pursuant to the Merger Agreement, as of the Effective Time, the Company’s board of directors (the “Board”) was fixed at seven members consisting of the existing Board immediately prior to the Effective Time, Matthew Booth, Gina Domanig, Suzie Doran,

James M. Micali and Ryan Pollock, and two members designated by Otonomo, including Benjamin Volkow and Andrew Geisse, each of whom were members of Otonomo’s board of directors immediately prior to the Effective Time.

Following the Merger, the classes of the Board are as follows:

•
Class I directors, whose terms expire at the Company’s 2024 annual meeting of stockholders: Ms. Domanig and Mr. Pollock;
•
Class II directors, whose terms will expire at the Company’s 2025 annual meeting of stockholders: Ms. Doran, and Messrs. Geisse and Micali; and
•
Class III directors, whose terms expire at the Company’s 2026 annual meeting of stockholders: Messrs. Booth and Volkow.

Appointment of Andrew Geisse

On October 13, 2023, Andrew Geisse was appointed to the Board, effective October 19, 2023, to serve as a Class II director with a term of office expiring at the Company’s annual meeting of stockholders to be held in 2025. The Board determined that Mr. Geisse meets the requirements for independence under the applicable listing standards of the Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Concurrent with his appointment to the Board, Mr. Geisse was appointed to serve as a member of the audit committee of the Board.

Mr. Geisse has been an Operating Partner of Bessemer Venture Partners, a venture capital firm, since 2015 and has over 40 years of experience working in the technology industry. Mr. Geisse is the former CEO of AT&T Business Solutions and the former CIO of AT&T, Inc. Mr. Geisse has served as a member of the board of directors of RM2, a smart, reusable pallet company, since 2018. Mr. Geisse served as a member of the board of directors of Otonomo Technologies Ltd. from 2016 until its acquisition by Urgent.ly Inc. in October 2023, and as a member of the board of directors of BroadSoft, a Nasdaq-listed company, from 2015 until its acquisition by Cisco Systems, Inc. in 2018. Mr. Geisse also previously served on the board of directors of FixStream, an artificial intelligence platform for information technology operations, and iSight Partners, a cybersecurity company. Mr. Geisse holds a Bachelor of Arts in Mathematics and Economics from the University of Missouri and an executive MBA from the Olin School of Business at Washington University.

Appointment of Benjamin Volkow

On September 22, 2023, Benjamin Volkow was appointed to the Board, effective October 19, 2023, to serve as a Class III director with a term of office expiring at the Company’s annual meeting of stockholders to be held in 2026. The Board determined that Mr. Volkow meets the requirements for independence under the applicable listing standards of the Nasdaq Stock Market LLC and the Exchange Act.

Mr. Volkow founded Otonomo Technologies Ltd. in 2015 and served as its Chief Executive Officer from 2015 to 2023. From 2012 to 2015, Mr. Volkow served as a Business Unit General Manager at F5 Networks, which he joined after the acquisition of Traffix Communication Systems Ltd., where he was Co-Founder and CEO from 2006 to 2012. As the founder and CEO of Traffix, Mr. Volkow built a multi-million dollar global business. From 2003 to 2005, Mr. Volkow managed R&D groups in Sendo (UK), which provided advanced mobile data solutions. From 2001 to 2003, Mr. Volkow filled various roles at Panasonic Mobile Communications (UK), which included building their first European market products. Mr. Volkow was the Co-founder of VC-backed Sedona Networks, a provider of advanced network solutions. Mr. Volkow studied Computer Science at the Academic College of Tel Aviv-Yaffo.

In accordance with the Company’s Outside Director Compensation Policy (the “Director Compensation Policy”), Messrs. Geisse and Volkow are eligible to participate in the Company’s standard compensation arrangements for non-employee directors which consists of cash and equity compensation for service on the Board. Pursuant to the Director Compensation Policy, Messrs. Geisse and Volkow are entitled to $50,000 in annual cash compensation for service on the Board with additional cash compensation payable for committee service. In addition, Messrs. Geisse and Volkow were granted equity awards consistent with the terms of the Director Compensation Policy.

There are no arrangements or understandings between Messrs. Geisse or Volkow and any other persons pursuant to which Messrs. Geisse or Volkow were appointed director of the Company, and there are no family relationships between Messrs. Geisse or Volkow and any other director or executive officer of the Company.

The Company has entered into its standard form of indemnification agreement with Messrs. Geisse and Volkow, a copy of which is filed as Exhibit 10.5 to the S-4 Registration Statement. Other than the indemnification agreement, each of Messrs. Geisse and Mr.

Volkow do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed.

Executive Grants

Effective October 19, 2023, the Company’s named executive officers were granted awards of RSUs covering shares of Common Stock under the 2023 Equity Incentive Plan (the “2023 Plan”). Matthew Booth, the Company’s Chief Executive Officer, received an award of 76,976 RSUs and Timothy C. Huffmyer, the Company’s Chief Financial Officer, received an award of 76,975 RSUs. 100% of the shares underlying the RSU award will vest on November 17, 2023, subject to each named executive officer’s continued status as a service provider through such date. Additionally, Mr. Booth received a second award of 130,200 RSUs and Mr. Huffmyer received a second award of 130,200 RSUs. One-third of the shares underlying the second RSU award will vest on February 20, 2024, and each of the first two anniversaries thereof, subject to each named executive officer’s continued status as a service provider through such date. Finally, Mr. Booth received a third award of 6,554 RSUs and Mr. Huffmyer received a third award of 4,999 RSUs. 100% of the shares underlying the third RSU award will vest on November 17, 2023, subject to each named executive officer’s continued status as a service provider through such date.

A summary of the terms of the 2023 Plan is set forth in the final prospectus filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on October 19, 2023 in the section titled “Executive Compensation—Employee Benefit and Stock Plans—2023 Equity Incentive Plan”.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”) became effective upon filing with the Secretary of State of the State of Delaware on October 19, 2023. Additionally, the amended and restated bylaws (the “A&R Bylaws”) became effective as of the Effective Time.

Copies of the A&R Certificate of Incorporation and the A&R Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company intends to announce material information to the public through filings with the SEC, the investor relations page on its website, at www.geturgently.com, press releases, public conference calls and webcasts. The Company intends to use these channels, as well as social media, to communicate with its customers and the public in general about the Company, its platform and other issues, and the information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which the Company will announce information will be posted on the investor relations page on its website.

Item 8.01 Other Events.

On October 18, 2023, the Company issued a press release announcing the anticipated closing of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

On October 19, 2023, the Company issued a press release announcing the closing of the Merger. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Urgent.ly Inc., as currently in effect.
3.2	Bylaws of Urgent.ly Inc., as amended, as currently in effect (incorporated by reference from Exhibit 3.2 to the registrant’s Registration Statement on Form S-4 filed on May 15, 2023).
4.1†	Amended and Restated Investors’ Rights Agreement by and among Urgent.ly Inc. and certain of its stockholders, dated October 18, 2023.
99.1	Press release, dated October 18, 2023.
99.2	Press release, dated October 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 24, 2023

URGENT.LY INC.

By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Chief Financial Officer